Exhibit 10.1

EXECUTION VERSION

Banc of America Capital Investors V, L.P.

100 N. Tryon

Charlotte, North Carolina 28255

March 21, 2014

ServiceMaster Global Holdings, Inc.

860 Ridge Lake Boulevard

Memphis, TN 38120

Attention: General Counsel

Facsimile: (901) 597-8821

Re:                             Termination of Indemnification Agreement

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Indemnification Agreement, dated as of March 19, 2010, between ServiceMaster Global Holdings, Inc. (the “Company”), The ServiceMaster Company and each of the undersigned (the “Indemnification Agreement”).  Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Indemnification Agreement.

The undersigned hereby agree that, in connection with the transfer on March 30, 2012 of certain shares of the Company held by the undersigned to Ridgemont Partners Secondary Fund I, L.P., that, effective as of the date hereof, the Indemnification Agreement shall be terminated and the provisions of the Indemnification Agreement shall be of no further force or effect, provided that, notwithstanding the foregoing, the obligations in Sections 2 through 4 of the Indemnification Agreement shall survive solely with respect to any Obligations required to be indemnified pursuant to the Indemnification Agreement arising out of any facts, circumstances or events which occurred prior to the date hereof.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  This letter agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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Very truly yours,

BANC OF AMERICA CAPITAL INVESTORS V, L.P.

By:	Banc of America Capital
Management V, L.P., its General Partner

By:	BACM I GP, LLC, its General Partner

By:	/s/ Edward A. Balogh, Jr.
Name:	Edward A. Balogh, Jr.
Title:	COO

BAS CAPITAL FUNDING CORPORATION

By:	/s/ Jeffrey M. Atkins
Name:	Jeffrey M. Atkins
Title:	Managing Director

BACSVM, L.P.

By:	BA Equity Co-Invest GP, LLC, its General Partner

By:	/s/ Jeffrey M. Atkins
Name:	Jeffrey M. Atkins
Title:	Managing Director

BANC OF AMERICA STRATEGIC INVESTMENTS CORPORATION
By:	/s/ Jeffrey M. Atkins
Name:	Jeffrey M. Atkins
Title:	Managing Director

BANC OF AMERICA CAPITAL MANAGEMENT V, L.P.

By:	BACM I GP, LLC, its General Partner

By:	/s/ Edward A. Balogh, Jr.
Name:	Edward A. Balogh, Jr.
Title:	COO

[Signature Page to Termination Letter]

BACM I GP, LLC

			By:	/s/ Edward A. Balogh, Jr.
			Name:	Edward A. Balogh, Jr.
			Title:	COO

BA EQUITY CO-INVEST GP LLC

			By:	/s/ Jeffrey M. Atkins
			Name:	Jeffrey M. Atkins
			Title:	Managing Director

Accepted and agreed to as of the date first above written

SERVICEMASTER GLOBAL HOLDINGS, INC.

By:	/s/ Alan J. M. Haughie
	Name:	Alan J. M. Haughie
	Title:	SVP & CFO